Exhibit 99.1

GCL Asia, a Leading Video Game Publisher & Distributor in Asia, to Go Public via Merger with RF Acquisition Corp

●      GCL Asia is a leading video game distribution and publishing group in Asia, with more than 2100 online and offline retail touchpoints for game distribution.

●      GCL has been the exclusive distributor in Asia for 50% of the best-selling games since 2011 and has recently expanded into game publishing and IP management.

●      Proposed Transaction gives GCL approximately $1.2 billion in pre-transaction equity value.

SINGAPORE, October 18, 2023 — Grand Centrex Limited (“GCL,” “GCL Asia” or the “Company”), one of Asia’s leading video game distributors and publishers, today announced that it, together with its subsidiaries and affiliated companies, has entered into a definitive business combination agreement (“BCA”) with RF Acquisition Corp (“RF Acquisition”) (NASDAQ: RFAC), a publicly traded special purpose acquisition company, and RF Dynamic LLC that will result in GCL Asia becoming a publicly listed company (the “Proposed Transaction”).

Upon closing, the combined company (the “Combined Company”) is expected to be listed on Nasdaq under the reserved ticker symbol “GCL.” The Combined Company will continue to be led by Jacky See Wee Choo, Group Chairman of GCL, Sebastian Toke, Group CEO of GCL, and other key executive leadership members.

GCL’s shareholders will retain a majority of the Combined Company's outstanding shares, and GCL will designate a majority of director nominees for the Combined Company’s board.

Company Highlights

GCL, together with its operating subsidiaries, collectively provide a full suite of gaming services, targeting the fast-growing video gaming markets of East Asia (“EA”) and Southeast Asia (“SEA”). One of GCL’s subsidiaries, Epicsoft Asia Pte Ltd., enables creators to deliver fun gameplay experiences to Asia’s fast-growing market of gamers, and has over 16 years of operating history in the gaming industry. GCL’s other operating subsidiaries include 4Divinity Limited, 2Game, and Titan Digital Media.

GCL has become an established partner for international PC and video game publishers and developers for EA and SEA. The Company has been the exclusive distributor and marketeer for 50% of the best-selling games of all time in the region, including The Witcher 3, Sonic series, Hogwarts Legacy, and Cyberpunk 2077.

Leveraging its unique geographic position and long-term established partnerships with global AAA game publishers, GCL aims to become the next Asian powerhouse in gaming entertainment and content marketing. Following the merger, GCL plans to continue delivering high-quality, engaging gaming experiences to the entire EA and SEA region with brand partners and content creators. The Company plans to leverage its comprehensive gaming ecosystem, bringing Asian-developed games to the global market, and U.S. and E.U.-developed games to the Asian market.

GCL’s primary growth focus lies in the games publishing and IP management of AAA/AA game titles in Asia, which is projected to generate total video game revenues of $222.5 billion in 2023, i.e., 57.8% of worldwide video game revenue. With the number of users in Asia expected to reach approximately 1.7 billion by 2027, comprising 57% of total users worldwide by 20271, GCL plans to leverage its operating experience of over 16 years in game publishing, marketing, and creative media design to cater to the evolving needs of Asian gamers.

GCL’s first title as publisher for Asia, the single-player first-person shooter game “Atomic Heart,” was launched in February 2023. The number of units sold in Asia accounted for nearly half of the global sales to date. The Company plans to publish at least six new titles slated over the next 12 months.

Management Commentary

Tse Meng Ng, Chairman and CEO of RF Acquisition

“We are thrilled to work with Jacky and his visionary team at GCL in their next chapter of growth and expansion in the dynamic Asian gaming market. We greatly respect the publishing and distribution platform and the trusted industry relationships that Jacky and his team have built over the last decade. With the expansion of the business to publishing and IP management, GCL can help game publishers in the U.S. and Europe navigate increasingly sophisticated Asian content and unlock the full potential of the high-growth Asian market. This is a unique opportunity for us to participate in a fast-growing, profitable company at an inflection point in its development.”

Jacky Choo, Group Chairman of GCL

“This is an exciting time for the entire GCL team as we execute our growth strategy in game publishing in Asian markets. Over the past 16 years, we have built a powerful distribution platform based on over 16 multi-year partnerships with AAA and independent game developers and publishers, reaching over 2100 retail touchpoints online and offline. With the support of RF Acquisition and enhanced visibility following the NASDAQ listing, we are now ready to enter the higher-margin segments of game publishing and IP management, deepening our partnership with exceptional content providers, including game studios globally, to bring exciting new experiences to gamers.”

1 Source: Statista, April 2023 estimates.

Sebastian Toke, Group CEO of GCL

“GCL has a unique value proposition for games developers and publishers worldwide with our established expertise in games distribution, publishing, and marketing. As more game developers and publishers in the U.S. and Europe set their eyes on the tremendous growth opportunity in the Asia market, GCL is well-positioned as the go-to co-publisher in the Asian region. On the other hand, China-based major games companies have faced difficulties navigating markets outside of China and are seeking a partner with the know-how to execute market outreach & localized marketing in the Asian regions. GCL's growth trajectory is very clear — we plan to become the gateway to growth in Asia’s gaming scene by leveraging the dynamics in the gaming market ecosystem between developers, publishers, and end users.”

Transaction Overview

The Proposed Transaction gives GCL approximately $1.2 billion in pre-transaction equity value.

GCL's existing shareholders will roll over 100% of the equity and retain a majority of the Combined Company's outstanding shares, while GCL will also designate a majority of the Combined Company’s board of directors.

The Proposed Transaction includes a minimum cash condition of $25,000,000 and is expected to result in GCL receiving gross proceeds of approximately $42.9 million (assuming no further redemptions by RF Acquisition shareholders).

RF Acquisition and GCL have agreed to work together to pursue commitments for a private placement of equity (the “PIPE Financing”), debt, or other alternative financings of up to $20 million.

GCL expects to use proceeds from the Proposed Transaction to accelerate its game publishing and IP management business, alongside its marketing reach with AAA/AA PC game titles.

The transaction has been approved by the Board of Directors of GCL and RF Acquisition, and its closing is expected to be in the second quarter of 2024, subject to shareholders’ approval and the satisfaction of customary closing conditions.

Additional information about the Proposed Transaction, including a copy of the business combination agreement and investor presentation, will be provided in one or more Current Reports on Form 8-K to be filed by RF Acquisition with the Securities and Exchange Commission (“SEC”).

Advisors

Winston & Strawn LLP is serving as counsel to RF Acquisition. Loeb & Loeb is serving as GCL’s US counsel. Icon Law is serving as GCL’s Singapore counsel. Early Bird Capital Inc. is serving as a financial advisor to RF Acquisition. AMGM is serving as an advisor to GCL.

About GCL Asia

Grand Centrex Limited (“GCL Asia”) through its subsidiaries, provides a full suite of gaming services and reach, enabling creators to deliver fun experiences to the fast-growing market of Asian gamers. Its operating subsidiaries include Epicsoft Asia Pte Ltd (EPA), 4Divinity Limited, 2Game, and Titan Digital Media. With a presence in eight countries, GCL's companies connect with developers, publishers, and brand owners to maximize the potential of entertainment properties with consumers in the EA and SEA region.

Learn more at https://www.gcl.asia

About RF Acquisition Corp.

RF Acquisition is a blank check company incorporated as a Delaware corporation whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. While RF Acquisition may pursue an initial business combination target in any business, industry, or geographic location, it intends to search globally for target companies within the Southeast Asian new economy sector or elsewhere. RF Acquisition was incorporated in 2021 and is based in Singapore.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates, and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, GCL’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following the closing of the Proposed Transaction, RF Acquisition’s and GCL’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of RF Acquisition’s and GCL’s management and are not predictions of actual performance.

These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of RF Acquisition and GCL believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of RF Acquisition and GCL cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the Combined Company with the SEC and other documents filed by the Combined Company or RF Acquisition from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither RF Acquisition nor GCL can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from RF Acquisition’s shareholders or satisfy other closing conditions in the BCA, the occurrence of any event that could give rise to the termination of the BCA, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by RF Acquisition’s public shareholders, costs related to the Proposed Transaction, the impact of the global COVID-19 pandemic, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the Combined Company with the SEC and those included under the heading “Risk Factors” in the Annual Report on Form 10-K filed with the SEC on April 26, 2023, the Quarterly Reports on Form 10-Q filed with the SEC on June 8, 2022, August 24, 2022, and November 14, 2022, respectively. There may be additional risks that neither RF Acquisition nor GCL presently know or that RF Acquisition and GCL currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of RF Acquisition and GCL as of the date of this press release. Subsequent events and developments may cause those views to change. However, while RF Acquisition and GCL may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of RF Acquisition or GCL as of any date subsequent to the date of this press release. Except as may be required by law, neither RF Acquisition nor GCL undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, RF Acquisition and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statement to be distributed to RF Acquisition’s shareholders in connection with RF Acquisition’s solicitation for proxies for the vote by RF Acquisition’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to the Company’s securities to be issued in connection with the Proposed Transaction. RF Acquisition’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with RF Acquisition’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about RF Acquisition, the Company, and the Proposed Transaction. After the registration statement is filed and declared effective, RF Acquisition will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

RF Acquisition, GCL, and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from RF Acquisition’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of RF Acquisition’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about RF Acquisition’s directors and executive officers in RF Acquisition’s final prospectus related to its initial public offering dated March 23, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of RF Acquisition, the Company or the combined company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Investor / Media Contact:

Crocker Coulson

CEO, AUM Media, Inc.

(646) 652 7185

crocker.coulson@aummedia.org

GCL Contact:

Sebastian Toke

Group CEO, GCL

(65) 9026 5165

Sebastian@gcl.asia

RF Acquisition Contact:
Tse Meng Ng
Chairman and CEO, RF Acquisition

guo.lu@ruifengwealth.com